FIRST AMENDMENT TO THE
                      PENSION SERVICE ADJUSTMENT AGREEMENT
                             FOR BENJAMIN F. MONTOYA



         THIS FIRST AMENDMENT TO THE PENSION SERVICE ADJUSTMENT AGREEMENT is approved as of the ______ day of _____________, 1998, by and between Public Service Company of New Mexico, a New Mexico corporation ("PNM") and BENJAMIN F. MONTOYA ("Montoya").

         WHEREAS, PNM and Montoya entered into a Pension Service Adjustment Agreement ("Agreement") on November 15, 1993; and

         WHEREAS, on April 22, 1997, PNM amended the Public Service Company of New Mexico Employees' Retirement Plan (the "Plan"), effective January 1, 1997, limiting the additional accrual of credited service and freezing salaries for purposes of pension calculations under the Plan; and

         WHEREAS, Montoya acknowledges the amendment to the Plan and agrees to incorporate the terms of the amendment, effective July 1, 1998; and

         WHEREAS, paragraph 9 permits the Agreement to be amended by mutual consent; and

         WHEREAS, Montoya and PNM desire to amend the Agreement as set forth below to incorporate the limitations pursuant to the amendment to the Plan.

         NOW, THEREFORE, PNM and Montoya do hereby amend the Agreement by this First Amendment as follows:


         1. Paragraph 2(b), Calculation of Additional Retirement Benefits, is hereby amended to read as follows:

            (b)  based upon the Retirement Plan in effect on January 1, 1998.

         2. Except as hereinabove amended, PNM and Montoya hereby readopt and redeclare each and every provision of the Agreement.

         3. This First Amendment shall be reflected on Exhibit "A" of the Public Service Company of New Mexico OBRA `93 Retirement Plan.

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         IN  WITNESS  WHEREOF,  the  parties  hereto,  personally  or  by  their authorized representatives, have signed this First Amendment to the Agreement effective as of the date specified herein.

                                            PUBLIC SERVICE COMPANY OF NEW
                                            MEXICO

Date: _________________                     By: ______________________________
                                                     John T. Ackerman,
                                                         Chairman


Date: _________________                     __________________________________
                                                     Benjamin F. Montoya